CareView Communications, Inc., 10-K

Exhibit 10-111

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January __, 2013, by and between COMERICA BANK (“Comerica” and, solely in its capacity as collateral agent for the Lenders (as defined below), “Collateral Agent”), BRIDGE BANK, NATIONAL ASSOCIATION (“Bridge” and, collectively, with Comerica, the “Lenders” and each, individually, a “Lender”) and CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (“Parent”), CAREVIEW COMMUNICATIONS, INC., a Texas corporation (“CareView Texas”) and CAREVIEW OPERATIONS, L.L.C., a Texas limited liability company (“CV Operations” and, collectively with CareView Texas and Parent, “Borrowers” and each, individually, a “Borrower”).

RECITALS

Collateral Agent, Lenders and Borrowers are parties to that certain Loan and Security Agreement dated as of August 31, 2011 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of January 31, 2012, collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.   Clause (y) of the defined term “Eligible Accounts” set forth in Section 1.1 of the Agreement hereby is amended and restated in its entirety and replaced with the following:

“(y) arise from the future, rolling nine (9) months due to sales of subscriptions to individual hospitals or hospital groups which are associated with (i) existing subscription services that are under contract and have at least twelve (12) months of life left on the contract at the time of inclusion of such Account in the Borrowing Base; and (ii) newly executed contracts that have a minimum length of at least two (2) years;”

2.   New Section 9.8 hereby is added to the Agreement as follows:

“9.8           Verification of Accounts.  Collateral Agent or any Lender may at any time, from time to time, contact Account Debtors and other persons obligated or knowledgeable in respect of any Borrower’s Accounts to confirm the validity and amounts of such Accounts, to determine whether such Accounts constitute Eligible Accounts, and for any other purpose in connection with this Agreement.”

3.   No course of dealing on the part of Collateral Agent, any Lender or their officers, nor any failure or delay in the exercise of any right by Collateral Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Collateral Agent’s or any Lender’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Collateral Agent or any Lender thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Collateral Agent and each Lender or as otherwise provided for in the Agreement.

4.   Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Collateral Agent or any Lender under the Agreement, as in effect prior to the date hereof.

5.   Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

6.   As a condition to the effectiveness of this Amendment, Collateral Agent shall have received, in form and substance satisfactory to Collateral Agent, the following:

(a) this Amendment, duly executed by each Borrower;

(b) that certain Affirmation of Subordination dated as of even date herewith, duly executed by each party thereto;

(c) that certain Amendment to Warrant in favor of Comerica Ventures Incorporated, dated as of even date herewith, duly executed by Parent;

(d) that certain Amendment to Warrant in favor of Bridge Capital Holdings, dated as of even date herewith, duly executed by Parent;

(e) an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(f) a success fee equal to Thirty Thousand Dollars ($30,000), to be shared between the Lenders pursuant to their respective Commitment Percentages;

(g) all reasonable Lender Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(h) such other documents, and completion of such other matters, as Collateral Agent may reasonably deem necessary or appropriate.

7.   This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CAREVIEW COMMUNICATIONS, INC., a Nevada Corporation By: /s/ Steve Johnson Title: President/Chief Operating Officer
CAREVIEW COMMUNICATIONS, INC. a Texas Corporation By: /s/ Steve Johnson Title: President/Chief Operating Officer
CAREVIEW OPERATIONS, L.L.C. a Texas Limited Liability Company By: Steve Johnson Title: President
COLLATERAL AGENT AND LENDER: COMERICA BANK By: /s/ Brian Dummett Title: Senior Vice President
LENDER: BRIDGE BANK, NATIONAL ASSOCIATION By: Title: Sr. Vice President

[Signature Page to Second Amendment to Loan & Security Agreement]